LORD ABBETT DEVELOPING GROWTH FUND, INC.

Supplement dated September 28, 2022

to the Statutory Prospectus and Statement of Additional Information dated December 1, 2021

Effective October 3, 2022, the Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is available for purchase by new investors, subject to the investor eligibility requirements set forth in the prospectus. Accordingly, the Fund’s statutory prospectus and Statement of Additional Information (“SAI”) are revised as shown below.

The section of the prospectus and SAI titled “Information about the Availability of the Fund” is deleted in its entirety. This change supplements and supersedes any information to the contrary in the Fund’s prospectus and SAI.

You should read this supplement in conjunction with your Fund’s prospectus and SAI, which discuss the Fund’s share class eligibility criteria.

Please retain this document for your future reference.